CONSENT OF INDEPENDENT AUDITORS

The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Annuity Account B:

We consent to the use of our reports dated February 4, 1997 and February 14, 1997 incorporated herein by reference in registration statement
(No. 333-09515) on Form N-4.

                              /s/ KPMG Peat Marwick LLP

Hartford, Connecticut
October 30, 1997